SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549

                             FORM 8-K


                          CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d)
                OF THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported):

                         January 11, 1996
                        -----------------

                 NORTH EUROPEAN OIL ROYALTY TRUST
                ----------------------------------

      (Exact name of Registrant as specified in its charter)


                   Commission File No. 1-8245


           Delaware                             22-2084119
   -----------------------               -----------------------
   (State of organization)               (IRS Employer I.D. No.)


    Suite 19A, 43 West Front Street, Red Bank, N.J.    07701
 ----------------------------------------------------------------
                (Address of principal executive offices)


                               908-741-4008
           ---------------------------------------------------
           (Registrant's telephone number including area code)

         This report (including exhibits) consists of 13 pages.

               The Exhibit Index is located on page 4.

Item 5.  Other Materially Important Event.
         --------------------------------

     On January 11, 1996, the registrant Trust mailed to

certificate holders of units of beneficial interest in the Trust an advisory letter, dated January 8, 1996, concerning the

appropriate percentage for cost depletion computations to be made by such holders under the provisions of the Internal Revenue

Code.  A copy of the letter is attached to this report as Exhibit

99.1.


     The information included in the advisory letter to

certificate holders was based upon computations furnished to the

Trust by Ralph E. Davis Associates, Inc., 3555 Timmons Lane,

Suite 1105, Houston, Texas, 77027 in a letter report dated

December 21, 1995.  A copy of this letter report is attached as

Exhibit 99.2.  These computations were also partially based upon the reserve report furnished to the Trustees and to be included as Exhibit 99 to the Annual Report on Form 10-K for the fiscal year ended October 31, 1995.  Reference is made to Item 2 of that

Form 10-K for a description of the limited nature of certain of these computations.

Item 7.     Financial Statements and Exhibits.


          (c)  Exhibits.

               Exhibit 99.1.  Letter to certificate
               holders dated January 8, 1996.

               Exhibit 99.2.  Letter report from
               Ralph E. Davis Associates, Inc.
               dated December 21, 1995.







                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               NORTH EUROPEAN OIL ROYALTY TRUST
                               ________________________________
                                         (Registrant)




                                 By:  /S/ John R. Van Kirk
                                 ______________________________
                                          John R. Van Kirk
                                          Managing Director


Dated:   January 12, 1996

                            EXHIBIT INDEX

                                                           Page

Exhibit 99.1.     Letter to certificate                     5
                  holders dated January 8, 1996.


Exhibit 99.2.     Letter report from                        8
                  Ralph E. Davis Associates, Inc.,
                  dated December 21, 1995.